SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported):
October 25, 2002
KENTUCKY ELECTRIC STEEL, INC.
 (Exact Name of Registrant as Specified in its Charter)





Delaware

(State or Other
Jurisdiction of
Incorporation)
0-22416

(Commission File Number)
61-1244541

(IRS Employer
Identification Number)
P.O. Box 3500
Ashland, Kentucky 41105-3500
(Address of Principal Executive Office)
Registrant's telephone number, including area code: (606) 929-1222




Item 7.  Financial Statements and Exhibits

	(c) The following exhibit is filed as part of this report on Form 8-K.

Exhibit
Number

Description




99.1
Press Release issued by Kentucky Electric Steel dated
October 25, 2002


Item 9.  Regulation FD Disclosure

	On October 25, 2002, Kentucky Electric Steel, Inc. issued a press release announcing amendments to agreements with holders of its 7.66% Senior Notes due November 1, 2005 and with the lenders under its $18 million revolving line of credit. The press release is attached hereto as Exhibit 99.1.





SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

	KENTUCKY ELECTRIC STEEL, INC.


Date: November 5, 2002		   By:/s/ William J. Jessie
					   Name:  William J. Jessie
					   Title: Vice President - Finance,
				    	          Secretary, Treasurer and
				   	          Chief Financial Officer


Exhibit 99.1

Kentucky Electric Steel, Inc.
P. O. Box 3500
Ashland, KY  41105-3500
606-929-1222


FOR IMMEDIATE RELEASE - October 25, 2002

TRADED: NASDAQ
SYMBOL: KESI

Contacts:  Mr. Charles C. Hanebuth
           President & Chief Executive Officer
           Mr. William J. Jessie
           Vice President & Chief Financial Officer


	Ashland, Kentucky -- Kentucky Electric Steel, Inc. announced today that it has entered into an agreement with the holders of its 7.66% Senior Notes due November 1, 2005 to defer the $1.5 million principal payment due under the notes from November 1, 2002 to January 2, 2003. In addition, the Company agreed with the lenders under its $18 million revolving line of credit to increase the advance rates under the revolving credit agreement. The amendment to the revolving credit agreement provides that the borrowing base will be the sum of
(a) 85% of the Company's net outstanding eligible accounts receivable and (b) the lesser of $14 million or the sum of 60% of the net security value of eligible scrap and raw materials inventory, 50% of the net security value of eligible billet inventory, and 70% of the net security value of eligible finished goods inventory.

	Each of the agreements announced today provides that on or before December 16, 2002, the Company must deliver a proposed agreement to the noteholders and to the lenders under the revolving credit facility regarding a restructuring of the Company's indebtedness or other transaction that would enable the Company to repay the notes and the revolver in full.

	Kentucky Electric Steel, Inc. is a publicly held company which operates a specialty steel mini-mill, manufacturing special quality steel bar flats for the leaf-spring suspension, cold drawn bar conversion, truck trailer support beam, and steel service center markets. Kentucky Electric Steel, Inc.'s common stock (symbol: KESI) is traded on the NASDAQ Small Cap Market.

	This document includes certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and are subject to uncertainty and changes in circumstances. Actual results may differ materially from these expectations due to economic uncertainty, the effects of vigorous competition, the impact of technological change on the steel business, and regulatory risks. More detailed information about those factors is contained in the Company's filings with the Securities and Exchange Commission.